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                                                                    Exhibit 32.2

                                  CERTIFICATION
                                       OF
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Theodore L. Bathurst, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Tyler Technologies, Inc. for the fiscal year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Tyler Technologies, Inc.


Dated: February 24, 2004          By: /s/ Theodore L. Bathurst
                                      ------------------------------------------
                                      Theodore L. Bathurst
                                      Vice President and Chief Financial Officer